Exhibit n(ii) under Form N-1A
                                 Exhibit 99 under Item 601/Reg. S-K

                                       Amended as of April 30, 2004
                               EXHIBIT
                                to
                       THE HUNTINGTON FUNDS
                        MULTIPLE CLASS PLAN


Fund                                                Effective Date

Money Market Fund
      Investment A Shares                           April 18, 1995
      Investment B Shares                           April 26, 2000
      Trust Shares                                  April 18, 1995
      Interfund Shares                              August 16, 2001
Ohio Municipal Money Market Fund
      Investment A Shares                           April 18, 1995
      Trust Shares                                  April 18, 1995
U.S. Treasury Money Market Fund
      Investment A Shares                           April 18, 1995
      Trust Shares                                  April 18, 1995
Growth Fund
      Investment A Shares                           April 18, 1995
      Investment B Shares                           April 26, 2000
      Trust Shares                                  April 18, 1995
Mortgage Securities Fund
      Investment A Shares                           April 18, 1995
      Investment B Shares                           April 30, 2003
      Trust Shares                                  April 18, 1995
Ohio Tax-Free Fund
      Investment A Shares                           April 18, 1995
      Investment B Shares                           April 30, 2003
      Trust Shares                                  April 18, 1995
Fixed Income Securities Fund
      Investment A Shares                           April 18, 1995
      Investment B Shares                           April 26, 2000
      Trust Shares                                  April 18, 1995
Income Equity Fund
      Investment A Shares                           October 26,
1996
      Investment B Shares                           April 26, 2000
      Trust Shares                                  October 26,
1996
Short/Intermediate Fixed Income Securities Fund
      Investment A Shares                           April 30, 2003
      Trust Shares                                  October 26,
1996
Michigan Tax-Free Fund
      Investment A Shares                           March 31, 1998
      Investment B Shares                           April 30, 2003
      Trust Shares                                  March 31, 1998

Intermediate Government Income Fund
      Investment A Shares                           April 6, 1998
      Investment B Shares                           April 30, 2003
      Trust Shares                                  April 6, 1998
Florida Tax-Free Money Fund
      Investment A Shares                           October 21,
1998
      Trust Shares                                  October 21,
1998
Dividend Capture Fund
      Investment A Shares                           March 1, 2001
      Investment B Shares                           March 1, 2001
      Trust Shares                                  March 1, 2001
International Equity Fund
      Investment A Shares                           March 1, 2001
      Investment B Shares                           March 1, 2001
      Trust Shares                                  March 1, 2001
Mid Corp America Fund
      Investment A Shares                           March 1, 2001
      Investment B Shares                           March 1, 2001
      Trust Shares                                  March 1, 2001
New Economy Fund
      Investment A Shares                           March 1, 2001
      Investment B Shares                           March 1, 2001
      Trust Shares                                  March 1, 2001
Rotating Markets Fund (named Rotating Index Fund prior to 4/30/03)
      Investment A Shares                           May 1, 2001
      Trust Shares                                  May 1, 2001
Situs Small Cap Fund
      Investment A Shares                           August 1, 2002
      Investment B Shares                           August 1, 2002
      Trust Shares                                  August 1, 2002
Macro 100 Fund
      Investment A Shares                           April 30, 2004
      Investment B Shares                           April 30, 2004
      Trust Shares                                  April 30, 2004

      Witness the due execution hereof as of this         day of
, 2004.


                               THE HUNTINGTON FUNDS



                               By:
                               Name:  George Polatas
                               Title:  Vice President